UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 18, 2025

Date of Report (Date of earliest event reported)

FLAG SHIP ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42138	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Broadway, Suite 934

New York, New York 10004

(Address of Principal Executive Offices, and Zip Code)

(646)-362-0256

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	FSHPU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	FSHP	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	FSHPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on October 21, 2024, Flag Ship Acquisition Corporation (“Flag Ship” or the “Company”) entered into an Agreement and Plan of Merger (the “GRT Merger Agreement”) with Great Rich Technologies Limited, a public limited company incorporated under the laws of Hong Kong (“GRT”), and GRT Merger Star Limited, a Cayman Islands company limited by shares and a wholly-owned subsidiary of GRT (“GRT Merger Sub”). On April 18, 2025, pursuant to the GRT Merger Agreement, the parties to the GRT Merger Agreement entered into a Mutual Termination Agreement (the “Termination Agreement”) to terminate the GRT Merger Agreement. The Termination Agreement also provides that each other agreement among the parties relating to the GRT Merger Agreement is automatically terminated concurrently with the termination of the GRT Merger Agreement. The Termination Agreement also provides for a mutual release of claims among the parties and their affiliates, except for liabilities arising from or relating to any knowing or intentional breach of a representation, a warranty or a covenant of the GRT Merger Agreement. No party will be required to pay a termination fee as a result of the mutual decision to enter into the Termination Agreement. The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Termination Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Merger Agreement

On April 18, 2025, Flag Ship entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Great Future Technology Inc., a Cayman Islands exempted company limited by shares (“PubCo” or “Parent”) and GFT Merger Sub Limited, a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of GFT (“Merger Sub”). The Merger Agreement replaces and supersedes the GRT Merger Agreement described above.

Pursuant to the Merger Agreement, among other things, the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of PubCo (the “Surviving Company”). Immediately upon Closing, the Company and Merger Sub will cause a plan of merger (the “Plan of Merger”) approved by the directors of each such entity consistent with the Merger Agreement, and in the form and containing such other documents as may be required by the Cayman Companies Act (the “Merger Documents”) to be executed and then filed for registration by the Cayman Registrar. The Merger will become effective at such time as the Plan of Merger is registered by the Cayman Registrar, or at such other time subsequent thereto, but not exceeding 90 days from the date of registration, as mutually agreed between Merger Sub and the Company and specified in the Plan of Merger (the “Effective Time”).

At the Effective Time, by virtue of the Merger and without any action of the part of the Company, Merger Sub or any other Person: (i) each of the Company’s ordinary shares (the “Company Shares”) issued and outstanding immediately prior to the Effective Time, excluding the Excluded Shares and Dissenting Shares (each, as defined below), if any, will be automatically cancelled, extinguished and exchanged for the right to receive, immediately upon consummation the Merger, one (1) Class A ordinary share of PubCo (such shares of PubCo, collectively, “PubCo Class A Ordinary Shares”) for each such Company Share (the “Per Share Merger Consideration”); and (ii) each right to receive one-tenth (1/10th) of a Company Share at the consummation of a business combination of the Company (a “Company Right”) that is outstanding immediately prior to the Effective Time will be cancelled, extinguished and exchanged for the right to receive, immediately upon the consummation of the Merger, PubCo Class A Ordinary Shares in an amount equal to (in each case, as rounded down to the nearest whole number) the product of (a) the Per Share Merger Consideration, multiplied by (b) the number of Company Shares that the holder of the cancelled Company Right (the “Company Rights Holder”) would have been entitled to receive from the Company assuming satisfaction of the terms and conditions of such Company Right(the “Rights Merger Consideration”).

For purposes of this Item 1.01, the term “Excluded Shares” means Company Shares, if any, held immediately prior to the Effective Time by the Company or PubCo, and the term “Dissenting Shares” means Company Shares issued and outstanding immediately prior to the Effective Time that are held by any holder who is (a) entitled to dissent to the Merger pursuant to Section 238 of the Cayman Companies Act and (b) properly dissents to the Merger and makes a demand for payment of the fair value of such holder’s shares in accordance with Section 238 of the Cayman Companies Act, and has not withdrawn such dissent.

Merger Consideration

The aggregate consideration payable to pursuant to the Merger Agreement to the shareholders of the Company (“Company Shareholders”) entitled thereto shall consist of that number of PubCo Class A Ordinary Shares that is equal to (i) the Per Share Merger Consideration multiplied by the number of Company Shares registered in the name of those Company Shareholders immediately prior to the Effective Time, plus (ii) the Rights Merger Consideration, as described above.

Indemnification Obligations

PubCo is obligated to cause all rights to indemnification and advancement of expenses and all limitations on liability existing in favor of any employee, officer or director of the Company to survive the consummation of the transactions contemplated in the Merger Agreement and continue in full force and effect and be honored by the Surviving Company and PubCo after the Effective Time.

Representation and Warranties

Under the Merger Agreement, PubCo and the Merger Sub (collectively, the “Group Companies”), on the one hand, and the Company, on the other hand, have each made representations and warranties to each other, including without limitation as to such parties’ corporate powers, capital structure, financial condition, legal activity and compliance, and in the case of each of the Group Companies, its assets, liabilities, properties, taxes, recent operations, contracts, related party transactions, intellectual property, insurance, employee matters and certain other matters.

The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations and warranties in the Merger Agreement are also modified in important part by the disclosure schedules and annexes attached thereto, which are not filed publicly and which may be subject to contractual standards of materiality or material adverse effect applicable to the contracting parties that differ from what may be viewed as material to investors. The representations and warranties in the Merger Agreement and the items listed in the disclosure schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that the disclosure schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

Covenants and Agreements of the Parties

Each party agreed in the Merger Agreement to use their commercially reasonable efforts to effect the closing of the transaction contemplated thereby. The Merger Agreement also contains covenants of the parties during the period between the signing of the Merger Agreement and the earlier of the Effective Time or the termination of the Merger Agreement, including covenants regarding (1) the operation of their respective businesses in the ordinary course of business, (2) the provision of access to their books and records, (3) confidentiality, (4) exclusive dealing, (5) notifications of certain breaches, consent requirements or other matters, (6) efforts to consummate the Merger and obtain third party and regulatory approvals, and (7) with respect to PubCo, its agreement that it has no claim against the trust account established for the benefit of the shareholders of the Company.

The Company also agreed, as promptly as practicable after the date of the Merger Agreement, to file a proxy statement (the “Proxy Statement”) for an extraordinary general meeting of its shareholders to approve the Merger Agreement and related matters (the “Shareholder Meeting”) and provide all of its public shareholders with the opportunity to redeem their public shares in conjunction with the shareholder vote and PubCo shall cause to be filed with the SEC a registration statement on Form F-4, in which the Proxy Statement will be included. Without limitation, in the Proxy Statement, the Company must seek from its shareholders (i) approval of the Merger Agreement, (ii) the adoption and approval of the Merger Documents, including the Plan of Merger, (iii) approval to obtain any and all other approvals necessary or advisable to effect the consummation of the Merger (the proposals set forth in the foregoing clauses (i) through (iii) are referred to as the “Company Proposals”), and (iv) any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Company Proposals, on the date on which such meeting is held. The Company agreed, through its board of directors, to recommend that the Company Shareholders vote in favor of all Company Proposals, and not withdraw or modify such recommendation prior to termination of the Merger Agreement.

From the date of execution of the Merger Agreement through the Closing, the Company shall use all reasonable efforts to remain as a public company on, and for its securities to be tradable over the Nasdaq Global Market. PubCo shall use all reasonable efforts to apply for a listing of the PubCo Class A Ordinary Shares on, and for PubCo Class A Ordinary Shares to be tradable over, the Nasdaq Stock Market.

Conditions to Consummation of the Merger

Consummation of the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver by the respective parties of a number of conditions, including the approval of the Merger Agreement and the transactions contemplated thereby by PubCo’s and the Company’s respective shareholders. Other closing conditions include, among others: (i) the receipt of necessary consents, approvals and authorizations, including but not limited to, regulatory approval by Nasdaq and the Securities and Exchange Commission; (ii) the trading of the PubCo Class A Ordinary Shares on Nasdaq; (iii) receipt of all necessary approvals from the China Securities Regulatory Commission (the “CSRC”) in connection with the transaction; (iv) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Merger; and (v) effectiveness of the Registration Statement of F-4 in accordance with the Securities Act of 1933, as amended.

In addition, the obligations of PubCo and Company to consummate the Merger are also conditioned upon, among other things: (i) the receipt by each of PubCo and the Company of the certificates, instruments and other agreements as set forth in the Merger Agreement; (ii) the accuracy of the representations and warranties of each party (subject to certain materiality standards set forth in the Merger Agreement); (iii) material compliance by each party with its pre-closing covenants; and (iv) the absence of any effect, development, circumstance, fact, change or event since the date of the Merger Agreement that, individually or in the aggregate, has had, or would reasonably be expected to prevent or materially delay or materially impair the ability of PubCo or the Company to consummate the Merger or otherwise have a material adverse effect on the Merger.

Termination

The Merger Agreement may be terminated under certain circumstances at any time prior to the Effective Time, including, among others, by (i) mutual written consent by the Company and PubCo, (ii) either party if the transactions contemplated by the Merger Agreement have not been completed by December 31, 2025 (as such date may be extended pursuant to the Merger Agreement, the “Outside Date”), (iii) either party if any representation or warranty of the opposing party is not materially true and correct or if the opposing party fails to perform in any material respect any covenant or agreement, subject to a 30-day cure period and other exceptions, and (iv) either party if the other party’s board of directors withdraws or changes its recommendation that its respective shareholders vote in favor of the proposals agreed upon, or if either party’s shareholders do not approve all the required proposals at the respective shareholder meetings of either party (or at any adjournment or postponement thereof).

Governing Law and Dispute Resolution

The Merger Agreement is governed by Delaware law. Subject to limited exceptions, all claims relating to the Merger Agreement and the transactions contemplated thereby will be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Parent Shareholder Lock-Up and Support Agreement

As contemplated by the Merger Agreement, PubCo entered into a lock-up and support agreement with Flag Ship and certain shareholders of PubCo (“PubCo Lock-Up and Support Agreement”), with respect to PubCo Shares held by the PubCo shareholders party to such agreement. In such PubCo Lock-Up and Support Agreement, each holder agreed that, subject to certain exceptions, during the defined “Lock-Up Period”, it will not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer or dispose of, or agree to transfer or dispose of, directly or indirectly, any of the PubCo Shares covered by such agreement (the “Restricted Securities”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to effect any transaction specified in clause (i) or (ii). In addition, each PubCo shareholder signatory to the PubCo Lock-Up and Support Agreement agreed to vote all of its capital shares in PubCo in favor of the Merger Agreement and the transactions contemplated thereby and any other proposal included in the Proxy Statement related to the Merger for which the PubCo’s board of directors has recommended that the PubCo shareholders vote in favor and against any competing transaction.

As defined by the PubCo Lock-Up and Support Agreement, the “Lock-Up Period” means, (i) with respect to 50% of the Restricted Securities, the period of time commencing on the closing of the Merger and expiring on the earlier of (A) the date that is six (6) months following the closing or (B) the date on which the closing trading price per PubCo Share equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any thirty (30)-trading day period commencing after the closing, and (ii) with respect to the remaining 50% of the Restricted Securities, the period of time commencing on the closing of the Merger and expiring on the date this six (6) months following such closing date; or earlier in either case, if subsequent to the closing date, PubCo completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their PubCo Shares for cash, securities or other property. The PubCo Lock-Up and Support Agreement shall immediately terminate upon the earlier of (x) the termination of the Merger Agreement pursuant to its terms and (y) the date on which none of the PubCo and the Company and any holder of a locked-up share has any rights or obligations thereunder.

The PubCo Lock-Up and Support Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the PubCo Lock-Up and Support Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the PubCo Lock-Up and Support Agreement.

Sponsor Lock-Up Agreement

As contemplated by the Merger Agreement, the Company and PubCo entered into a lock-up agreement with Whale Management Corporation (the “Sponsor”) (the “Sponsor Lock-Up Agreement”), with respect to the PubCo Class A Ordinary Shares to be issued to it in consideration of its ordinary shares of the Company. In such Sponsor Lock-Up Agreement, Sponsor agreed that, subject to certain exceptions, not to transfer the securities defined as “Locked-Up Private Placement Securities” in the Sponsor Lock-Up Agreement for a period of 30 days following the closing of the Merger. In addition, Sponsor agreed, subject to certain exceptions, not to transfer the securities defined as “Locked-Up Founder Securities” in the Sponsor Lock-Up Agreement for the same “Lock-Up Period” as applicable with respect to the PubCo Lock-Up and Support Agreement. The term “transfer”, as used in the Sponsor Lock-Up Agreement, has the same meanings as ascribed to such term under the PubCo Lock-Up and Support Agreement. The Sponsor Lock-Up Agreement shall immediately terminate upon the earlier of (x) the termination of the Merger Agreement pursuant to its terms and (y) the date on which none of the PubCo, Sponsor or any holder of a locked-up share has any rights or obligations thereunder.

The Sponsor Lock-Up Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Sponsor Lock-Up Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Sponsor Lock-Up Agreement.

Sponsor Voting and Support Agreement

Concurrently with execution of the Merger Agreement, the Sponsor entered into a voting and support agreement with the Company and PubCo (the “Sponsor Voting and Support Agreement”). Under the Sponsor Voting and Support Agreement, the Sponsor thereto generally agreed to vote all of its capital shares in the Company in favor of the Merger Agreement and the transactions contemplated thereby, each other Company Proposal and any other proposal included in the Proxy Statement related to the Merger for which the Company’s board of directors has recommended that the Company Shareholders vote in favor and against any competing transaction. The Sponsor Voting and Support Agreement prevents transfers of the Company shares held by the Sponsor between the date of the Sponsor Voting and Support Agreement and the termination of the Sponsor Voting and Support Agreement, subject to certain limited exceptions. The Sponsor Voting and Support Agreement will terminate upon the earliest of (a) the termination of the Merger Agreement and (b) the Effective Time.

A copy of the Sponsor Voting and Support Agreement is filed with this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Sponsor Voting and Support Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Sponsor Voting and Support Agreement.

Amended and Restated Registration Rights Agreement

Pursuant to the Merger Agreement, PubCo, the Company and certain Investors (as defined in the Amended and Restated Rights Registration Agreement), as applicable, entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), to be effective as of the Closing, pursuant to which PubCo agrees to file a registration statement as soon as practicable upon receipt of a written request from certain shareholders to register the resale of certain registrable securities under the Securities Act, subject to required notice provisions to other parties thereto. PubCo has also agreed to provide customary “piggyback” registration rights with respect to such registrable securities and, subject to certain circumstances, to file a resale shelf registration statement to register the resale under the Securities Act of such registrable securities.

The Registration Rights Agreement also provides that PubCo will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their Company securities or PubCo securities.

A copy of the Registration Rights Agreement is filed with this Report as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above with respect to the termination of the GRT Merger Agreement is hereby incorporated by reference into this Item 1.02.

IMPORTANT NOTICES

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THIS CURRENT REPORT ON FORM 8-K (THIS “REPORT”) IS BEING MADE IN RESPECT OF A PROPOSED BUSINESS COMBINATION INVOLVING GREAT FUTURE TECHONOLOGY INC. (“PUBCO” OR “PARENT”) AND FLAG SHIP ACQUISITION CORPORATION (THE “COMPANY”). THIS REPORT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY OR SUBSCRIBE FOR ANY SECURITIES OR A SOLICITATION OF ANY VOTE OR APPROVAL NOR SHALL THERE BE ANY SALE, ISSUANCE OR TRANSFER OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. THE PROPOSED TRANSACTION WILL BE SUBMITTED TO THE SHAREHOLDERS OF PUBCO AND THE COMPANY FOR THEIR CONSIDERATION. PUBCO INTENDS TO FILE WITH THE SEC A REGISTRATION STATEMENT ON FORM F-4 (AS MAY BE AMENDED FROM TIME TO TIME, THE “REGISTRATION STATEMENT”) THAT WILL INCLUDE A PRELIMINARY PROSPECTUS WITH RESPECT TO PUBCO’S ORDINARY SHARES AND CLASS A ORDINARY SHARES TO BE ISSUED IN THE PROPOSED TRANSACTION AND A PROXY STATEMENT OF THE COMPANY IN CONNECTION WITH THE MERGER. AFTER THE REGISTRATION STATEMENT IS DECLARED EFFECTIVE, THE COMPANY WILL MAIL A DEFINITIVE PROXY STATEMENT/PROSPECTUS RELATING TO THE TRANSACTION TO ITS SHAREHOLDERS AS OF ARECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. THE INFORMATION IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. PUBCO MAY NOT SELL THE ORDINARY SHARES REFERENCED IN THE PROXY STATEMENT/PROSPECTUS UNTIL THE REGISTRATION STATEMENT ON FORM F-4 BECOMES EFFECTIVE. THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, WHEN DECLARED EFFECTIVE BY THE SEC, WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE OTHER MATTERS TO BE VOTED UPON AT A MEETING OF THE COMPANY’S SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTION AND RELATED MATTERS. THIS REPORT DOES NOT CONTAIN ALL OF THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE TRANSACTION AND OTHER MATTERS AND IT IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY DECISION IN RESPECT TO SUCH MATTERS. THE PROXY STATEMENT/PROSPECTUS WILL BE PROVIDED TO THE COMPANY’S SHAREHOLDERS. PUBCO AND THE COMPANY ALSO PLAN TO FILE OTHER DOCUMENTS WITH THE SEC REGARDING THE PROPOSED TRANSACTION.

THIS REPORT IS NOT A SUBSTITUTE FOR ANY PROSPECTUS, PROXY STATEMENT OR ANY OTHER DOCUMENT THAT PUBCO OR THE COMPANY MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

YOU MAY OBTAIN COPIES OF ALL DOCUMENTS FILED WITH THE SEC REGARDING THIS TRANSACTION, FREE OF CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV). IN ADDITION, INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS (WHEN THEY BECOME AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330.

PARTICIPANTS IN THE SOLICITATION

THE COMPANY, PUBCO AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE COMPANY’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS FINAL PROSPECTUS RELATED TO ITS INITIAL PUBLIC OFFERING DATED JUNE 17, 2024, AND IN ITS SUBSEQUENT FILINGS WITH THE SEC. A LIST OF THE NAMES OF PUBCO’S DIRECTORS AND EXECUTIVE OFFICERS, ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTION WITH PUBCO WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

NO OFFER OR SOLICITATION

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NEITHER AN OFFER TO PURCHASE, NOR A SOLICITATION OF AN OFFER TO SELL, SUBSCRIBE FOR OR BUY ANY SECURITIES OR THE SOLICITATION OF ANY VOTE IN ANY JURISDICTION PURSUANT TO THE PROPOSED TRANSACTIONS OR OTHERWISE, NOR SHALL THERE BE ANY SALE, ISSUANCE OR TRANSFER OR SECURITIES IN ANY JURISDICTION IN CONTRAVENTION OF APPLICABLE LAW. NO OFFER OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT.

FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, THE COMPANY’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION, APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS, THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: (A) THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF THE COMPANY AND PUBCO, AND THE ABILITY OF THE COMPANY OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ STOCK MARKET’S LISTING STANDARDS;

(B) THE REACTION OF PUBCO’S LICENSORS, COLLABORATORS, SERVICE PROVIDERS OR SUPPLIERS TO THE BUSINESS COMBINATION; (C) UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; (D) THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; (E) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; (F) GENERAL ECONOMIC CONDITIONS; (G) CHANGES TO THE PROPOSED STRUCTURE OF THE BUSINESS COMBINATION THAT MAY BE REQUIRED OR APPROPRIATE AS A RESULT OF APPLICABLE LAWS OR REGULATIONS OR AS A CONDITION TO OBTAINING REGULATORY APPROVAL OF THE BUSINESS COMBINATION; (H) THE RISK THAT THE BUSINESS COMBINATION DISRUPTS CURRENT PLANS AND OPERATIONS OF PUBCO AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN; (I) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE BUSINESS COMBINATION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION, THE ABILITY OF PUBCO TO GROW AND MANAGE GROWTH PROFITABLY, MAINTAIN RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS AND RETAIN ITS MANAGEMENT AND KEY EMPLOYEES; (J) CHANGES IN APPLICABLE LAWS OR REGULATIONS, INCLUDING LEGAL OR REGULATORY DEVELOPMENTS (INCLUDING, WITHOUT LIMITATION, ACCOUNTING CONSIDERATIONS) WHICH COULD RESULT IN UNFORESEEN DELAYS IN THE TIMING OF THE BUSINESS COMBINATION AND NEGATIVELY IMPACT THE ATTRACTIVENESS OF THE BUSINESS COMBINATION TO INVESTORS; AND (K) OTHER RISKS AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN THE FINAL PROSPECTUS OF THE COMPANY RELATING TO ITS INITIAL PUBLIC OFFERING FILED WITH THE SEC, INCLUDING THOSE UNDER “RISK FACTORS” THEREIN, AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC BY THE COMPANY, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2024. COPIES ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN THE COMPANY’S OR PUBCO’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND PUBCO, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO THE COMPANY, PUBCO, OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER THE COMPANY NOR PUBCO, UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Merger Agreement, dated April 18, 2025, by and among Flag Ship Acquisition Corporation, Great Future Technology Inc., and GFT Merger Sub Limited
10.1	Parent Shareholder Lock-up and Support Agreement, dated April 18, 2025, by and among Flag Ship Acquisition Corp., Great Future Technology Inc. and the PubCo Shareholders named therein
10.2	Sponsor Lock-up Agreement, dated April 18, 2025, by and between Great Future Technology Inc. and Whale Management Corporation
10.3	Sponsor Voting and Support Agreement, dated April 18, 2025, by and among Flag Ship Acquisition Corp., Great Future Technology Inc. and Whale Management Corporation
10.4	Amended and Restated Registration Rights Agreement, dated April 18, 2025, by and among Flag Ship Acquisition Corp., Great Future Technology Inc. and the Investors named therein
10.5	Mutual Termination Agreement, dated April 18, 2025, by and among Flag Ship Acquisition Corporation, Great Rich Technologies Limited, and GRT Merger Star Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish a supplemental copy of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment for any such exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Flag Ship Acquisition Corporation

Dated: April 22, 2025	By:	/s/ Matthew Chen
	Name:	Matthew Chen
	Title:	Chief Executive Officer